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                                                                    Exhibit 99.2

                    First SunAmerica Life Insurance Company


    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


        In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 of First SunAmerica Life Insurance Company (the "Company") as filed with the Securities and Exchange Commission on August 14, 2002 (the "Report"), I, N. Scott Gillis, Senior Vice President (Principal Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                 /s/ N. Scott Gillis
                                 ------------------------------
                                 N. Scott Gillis
                                 Senior Vice President
                                 (Principal Financial Officer)


Date:  August 14, 2002